Pareto Securities’ 2 nd Offshore Drilling Conference April 18, 2012 New York, New York Vantage Drilling Company Exhibit 99.1

Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-
looking statements.
Forward-Looking Statements

Symbol: VTG (NYSE AMEX)
Location: HQ – Houston; Operations – Singapore; Marketing – Dubai
Market Cap: $430 million
Book Value: $700 million
Enterprise Value: $1.6 billion
Employees: > 1,000
Contract Backlog: $2.8 billion
Owned Fleet: 4 Ultra-Premium Jackups
1 Ultra-Deepwater Drillship
1 Ultra-Deepwater Drillship preparing for transit to US GOM
1 Ultra-Deepwater Drillship under construction
Managed Fleet: 1 Ultra-Deepwater Drillship under construction
Corporate Overview

Acquisition of 100% of
Titanium Explorer
(formerly known as
Dragonquest)
announced on March 20,
2012; deal will close simultaneously with the delivery of the
Titanium Explorer
in April 2012.
April 2, 2012, closed a $775.0 million 11.5% Senior Notes “Tack-on” financing at on offer price of
108%, resulting in net proceeds to Vantage of approximately $820.0 million to complete the financing of the Titanium Explorer
acquisition and working capital.
Expanded deepwater fleet with order of newbuild drillship Tungsten Explorer for Q2 2013 delivery
Ultra-deepwater rates moving up rapidly, providing excellent contracting opportunity for newbuild
Tungsten Explorer
Q4 2010 - Took delivery of
Platinum Explorer
– on-time, on budget, commenced operations with
ONGC, and achieved impressive utilization –
First 12 months of operation – 92.4% utilization
Completed 1
st
Quarter 2012 @ 97.0% utilization
High-specification jackup market experiencing upward momentum in rates with continued high utilization
Commenced high-profile jackup contract for ultra-HPHT work in Malaysia @ $187,000 per day
(inclusive of reimbursed upgrades); 14-21 month duration
Recent Developments

Premium high-specification drilling units, including four jackup rigs and three drillships
Premium Fleet
Successful track record of managing, constructing, marketing and operating offshore drilling units
In-house team of engineers and construction personnel overseeing complex construction projects
All newbuilds delivered on budget and on time
Jackup fleet has experienced approx. 99% of productive time for Vantage’s first 38 months in operation
Proven Operational
Track
Record
Significant cash flow visibility
Contract backlog of approximately $2.8 billion with industry leading E&P Companies.
Prior work experience includes a strong customer mix including:
Significant
Contract Coverage
with
High Quality
Counterparties
(1) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.
Company Highlights

Total, ENI, Petrobras, ONGC, Petronas Cargali, PTT Thailand, Pearl Energy, Bowleven, Foxtrot
International, Phu Quy
(1)
, and Salamander.
Level of efficiency is exceptional for newly-constructed jackup rigs upon commencement of operations
Total costs of owned fleet of four jackups, the Platinum Explorer drillship and the Titanium Explorer of approximately  $2.5 billion
Vantage’s modern rigs are capable of drilling to deeper depths and possess enhanced operational efficiency and technical capabilities, resulting in higher utilization, dayrates and margins

Construction management arrangements for ultra-deepwater drillships, Dragonquest, and Dalian
Developer on-going (Dragonquest construction contract will terminate upon the completion of the acquisition in April 2012).
Completed significant newbuild projects including Aker drillships and SeaDragon semisubmersibles.
Provided Vantage with significant engineering expertise and experience in Korean, Chinese and
Singaporean shipyards.
Management team with extensive experience; average of 29 years in the drilling industry
Includes international and domestic public company experience with industry-leading peers involving numerous acquisitions and debt and equity financings.
Experienced operating personnel.
Construction
Supervision and
Management
Arrangements
Experienced
Management and
Operational Team
Company Highlights (Cont’d)

Owned Assets
• Delivered On-Time, On-
Budget - December 2008
• Hired by Financial Institution to provide shipyard oversight following bid process
• Largest drillship in the world currently under construction
• Vessel will include oil storage and multi-purpose
capabilities
• Delivery Q1 2013
• Company owned newbuild project
• Leverages shipyard experience
• Favorable costs and delivery
schedule
• Delivery Q2 2013
Tungsten Explorer
Premium Owned Fleet with a Proven Operational
Track Record
• Project 99% complete
• 2    Successful newbuild at
DSME
• Delivery April 2012
Construction Management Projects
Dalian Developer
Newbuild Ultra-Premium Marine Pacific Class 375 Jackups
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller
Platinum Explorer
Ultra-Deepwater 12,000 ft Drillships
• Delivered On-Time, On-
Budget - November 2010
• Delivered On-Time, On-
Budget - July 2009
• Delivered On-Time, On-
Budget - December 2009
• Delivered On-Time, On-
Budget - September 2009
Titanium Explorer
Ultra-Deepwater Drillship

nd

Business Strategy
•
Customer demand for new high-specification units supported by:
Need for rigs well-suited for drilling through deep and complex formations and drilling horizontally
Enhanced efficiency providing faster drilling and moving times
Improved safety features and lower downtime for maintenance
•
Technological developments have made ultra-deepwater exploration more feasible and cost-effective in recent years
•
Water-depth capability and equipping of Vantage's ultra-deepwater drilling units is attractive for customers
Will provide significant advantages in obtaining long-term ultra-deepwater drilling contracts in the future
•
Long-term drillship contracts for Platinum Explorer (5 years) and Titanium Explorer (8 years)
•
Jackups operating on contracts with average 14-month terms (average 12 months remaining backlog)
•
$2.8 billion in contract backlog mitigates cyclical oil and gas industry risk
•
Focused on expanding relationships with national oil companies, major oil companies, large independents and super-regionals
•
Will lead to longer-term contracts to build backlog
•
Strong existing relationships have contributed to large existing backlog and repeat business with customers
•
Growth through acquisitions of assets and other offshore drilling companies
•
Current construction management contracts provide potential acquisition targets

Capitalize on Customer
Demand for High-
Specification Units
Focus on Long-term
Contracts
Expand Deepwater
Exposure
Expand Key Industry
Relationships
Pursue Acquisition
Opportunities

ओएनजीसी
ONGC

Nido Petroleum Limited

PTTEP

bowleven oil & gas

TOTAL

PETRONAS

FOXTROT International

PETROVIETNAM

BR PETROBRAS

PEARL ENERGY
a Mubadala company

VAALCO ENERGY, INC.

SALAMANDER ENERGY

PremierOil

VANTAGE DRILLING COMPANY

Strong Customer Relationships Key Customers 9

Vantage Offices
Owned Rigs
Managed Rigs
Contract: Petrobras
DragonQuest
U.S. GOM
Contract: ONGC
Platinum Explorer
India
Houston
Singapore
Dubai
Contract: PTT
Emerald Driller
Thailand
Aquamarine Driller
Contract: Petronas
Carigaili
Malaysia
Topaz Driller
Contract: Total
Malaysia
Country of Operation
Sapphire Driller
Contract: Foxtrot
Ivory Coast
Worldwide Operations

•
Faster drilling times
•
Faster moving times
•
Increased volumes of consumable liquids and
drilling fluids
•
Reduced boat runs and non-productive time
•
Improved pipe handling and offline capability
•
Fast preloading time for all tanks
•
75’ x 30’ cantilever reach substantially greater
than the industry average
•
Pipe decks allow increased storage capacity
•
Premium drilling package:
•
3 x 2200HP mud pumps
•
Integrated diverter system
•
18-¾’’ BOP system and 4 rams
•
High-capacity, high efficiency – 5 x CAT 3516 B
Diesel engines
Quarterly Financial Performance
Ultra-Premium Jackup Fleet
World class assets achieving world class performance
Fleet productive time approximately 99% since inception
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller
Increased Operational Efficiency and Improved
Technical Capability:

$0
$20
$40
$60
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Revenue EBITDA

•
Capable of operating in water depths up to 12,000 ft
•
Total vertical drilling depth of 40,000 ft
•
Variable deck load of 20,000 tons
•
Hull measurement of 781 ft long by 137 ft wide
•
DP3 dynamic positioning system
•
1250 short ton hook load, including 9000 hp drawworks
•
Offline pipe handling
•
Trip saver system
•
Accommodations for 200 personnel
•
Delivery Q2 2012
Titanium Explorer –
Preparing for Transit to U.S. GOM

•
Capable of operating in water depths up to 12,000 ft
•
Total vertical drilling depth of 40,000 ft
•
Variable deck load of 20,000 tons
•
Hull measurement of 781 ft long by 137 ft wide
•
DP3 dynamic positioning system
•
1250 short ton hook load, including 9000 hp drawworks
•
Offline pipe handling
•
Trip saver system
•
Accommodations for 200 personnel
•
Delivery Q2 2013
Tungsten Explorer –
Under Construction

(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract.  Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2) The drilling revenue per day includes the achievement of the 12.5% bonus opportunity, but excludes mobilization revenues and revenue escalations included in the contract.
Fleet Status –
Average Drilling Revenue/Day
(1)

Ownershi 2011 2012 2013
Rig %
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Jackups
Emerald Driller 100% $171 $137K $132K $130K $130K
Sapphire Driller 100% $120K $120K $120K (net of taxes)
Aquamarine Driller
100%
$120K $124K $137K $132K (mutually agreed rates)
Topaz Driller 100%
$107K $187K (includes upgrades and mobilization) $135K
Drillships
Platinum Explorer 100% $590.5K (5 years)
Dragonquest 100%
$551K (8 years)
(2)
Tungsten Explorer 100%
Dalian Developer Managed
Contracted Option Commissioning / Construction Construction
Contract Mobilization / Management
Shipyard Contract
p

–

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
GOM
Rest of World

100%
90%
80%
70%
60%
50%
Aug-07
Nov-07
Mar-08
Jul-08
Nov-08
Mar-09
Jul-09
Nov-09
Mar-10
<300 ft.
300 to 349 ft. IC
350+ ft IC

$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Midwater
Deepwater
Ultradeepwater

100%
90%
80%
70%
60%
50%
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Midwater
Deepwater
Ultra-Deepwater

• Premium jackups (350’ + IC rigs)
and ultra-deepwater  floater have
historically maintained
significantly higher utilization
levels, particularly during
downturns in the energy industry
– A higher utilization level in the
international drilling market
continues to reflect a more stable
rig supply and demand
environment than the Gulf of
Mexico
– Operators are willing to pay a
substantial dayrate premium for
high-specification rigs
Global Jackup Utilization International vs. GOM Jackup Utilization
Source: Riglogix; ODS-PetroData.
Historical Floater Dayrates ($Thousands) Historical Floater Utilization
Premium Asset Advantage

Operators demand newer,
higher specification rigs due to
superior operating
performance, resulting in lower
maintenance downtimes,
improved safety and higher
efficiency

MS
18
<300'IS
15
MC
40
300'+IS
9
250'IC
57
<250'IC
65
300'IC
131
300'+IC
151

VANTAGE
DRILLING COMPANY

•
Capabilities and age – The current worldwide fleet is comprised mostly of older, inefficient rigs
•
Setting up cyclical recovery – Reduction in the overall fleet should result in pricing power and high utilization levels early on during the recovery
•
Age is a factor – Demand is increasing for high-specification jackups.  Many customers are implementing age restrictions and new high-specification characteristics
Source: ODS-Petrodata
Global Jackup Fleet Distribution
Profile of Global Jackup Fleet

–
22% of today’s jackups are mat-supported and/or have less than 200ft of water depth capability
–
68% of today’s jackups are 25 years or older
–
As of March 2012 a total of 85 rigs were either ready stacked, cold stacked, or in an accommodation mode without contract
–
How many will not return to service?
Age Rigs % % 300+ 200-299 < 200
25 years or older 325 68% 58% 152 119 54
5 to 24 years 64 13% 11% 59 1 4
0 to 4 years 90 19% 16% 80 6 4
479 100% 291 126 62
2012 Deliveries 26 5% 24 2 0
2013 Deliveries 38 7% 37 1 0
2014 Deliveries 15 3% 13 2 0
558 100% 365 131 62
Age of Jackup Fleet Water Depth (feet)

# of units
Existing fleet
New-builds

# of fields on stream (5000 ft+)

Drilling (rig-years)
Deepwater demand
Ultra-deepwater demand
Deepwater Supply
Ultra-deepwater Supply

VANTAGE
DRILLING COMPANY

Ultra-Deepwater Rig Supply is Increasing Significantly Deepwater Exploration is a Young, Rapidly Growing Market
Demand is Likely to Exceed Rig Supply Despite Newbuilds
Source: ODS-Petrodata, DnB NOR
Global Deepwater Market

Recent fixtures
>$550,000 per day

Balance Sheet
($Millions)
Financial Overview

December 31, December 31,
2010 2011
Cash and cash equivalents 120.4 $             110.0 $
Restricted cash 29.0                    7.0
Trade receivables 50.2                    100.9
Inventory 19.8                    24.4
Prepaid expenses and other current assets 11.5                    16.9
230.9                 259.3
Property and equipment, net 1,718.1             1,805.1
Investment in joint venture -                           -
Other assets 54.2                    58.2
2,003.2 $          2,122.5 $

Accounts payable and accrued liabilities 107.5 $             148.1 $
Short-term debt 8.6                      -
Current maturities of long-term debt -                           -
116.1                 148.1
Long–term debt 1,103.5             1,246.4
Other long term liabilities 13.5                    29.8
Shareholders' Equity
Paid-in capital 854.8                 860.8
Retained Earnings (84.7)                   (162.6)
Accumulated other comprehensive loss -                           -
Total shareholders’ equity 770.2                 698.2
2,003.2 $          2,122.5 $
Outstanding shares 289.7                 291.2
Book value per share 2.66 $                2.40 $

• No near-term maturities provides
flexibility
• Excess cash flow offers
opportunity; alternatively we can
buy bonds in the market with
excess cash
• First call option February 2013
Debt Repayment

-
500
1,000
1,500
2,000
2012 2013 2014 2015 2016 2017
Maturities and Debt Repayment
Excess cash flow offer Maturity

Peer Group (current)
140%
Peer Group (2009-2010)
190%
Peer Group (2005-2009)
300%
VTG
58%

EBITDA
Low
6.5x
Today’s
Peer Avg.
7.8x
Historical
Peer Avg.
11.6x
$250 million $1.72 $2.84 $6.11
$300 million $2.84 $4.17 $8.10
$350 million $3.96 $6.35 $10.10
Implied Values – EV/EBITDA
Source: Jefferies
Price to Book Value
Key Drivers Near Term –
•
Achieve high productive time on Platinum Explorer
• Improving dayrate contract fixtures on jackups
•
Completion of the Titanium Explorer
acquisition
•
Contract for the Tungsten Explorer

Significant Upside Valuation Potential

Historical Financial Information
($ Millions)
Financial Overview

$14.3
$22.2
$36.4
$38.6
$58.3
$68.4
$66.9
$84.9
$124.6
$120.9
$118.5
$121.3
$6.4
$9.5
$14.2
$5.0
$25.3
$24.6
$21.3
$16.9
$42.8
$49.7
$44.8
$47.3
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011
Quarter Ended
Revenue
Adjusted EBITDA

Reconciliation of Net Income (Loss) to Adjusted EBITDA
($Millions)
Appendix

Fiscal Quarter Ended,
6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011
Net income (loss) 4.0 $            6.8 $            (4.3) $          6.0 $            (7.0) $          (33.6) $        (13.0) $        (18.7) $        (40.1) $        (11.9) $        (7.3) $
Interest expense, net 1.3               1.9               4.2               8.0               13.3             13.9             14.1             41.5             39.3             37.1             37.5
Income tax provision (benefit) 0.9               1.1               (0.6)              2.3               8.4               2.8               5.5               2.9               7.8               2.0               (1.2)
Depreciation 2.1               3.2               4.3               7.5               8.4               8.8               8.8               16.1             16.0             16.0             16.4
Loss on debt extinguishment -               -               -               -               -               24.0             -               -               25.2             -               -
Loss on acquisition of subsidiary -               -               -               -               -               3.8               -               -               -               -               -
  EBITDA 8.3 $            13.0 $          3.6 $            23.8 $          23.1 $          19.7 $          15.4 $          41.9 $          48.2 $          43.2 $          45.4 $
Share-based compensation expense 1.2               1.2               1.4               1.5               1.5               1.6               1.5               0.9               1.5               1.6               1.9
Adjusted EBITDA 9.5 $            14.2 $          5.0 $            25.3 $          24.6 $          21.3 $          16.9 $          42.8 $          49.7 $          44.8 $          47.3 $